UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2022 (February 14, 2022)

QualTek Services Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40147	83-3584928
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

475 Sentry Parkway E, Suite 200 Blue Bell, Pennsylvania	19422
(Address of principal executive offices)	(Zip Code)

(484) 804-4585

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	QTEK	The Nasdaq Stock Market LLC
Warrants	QTEKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On February 14, 2022, QualTek Services Inc., a Delaware corporation (formerly known as Roth CH Acquisition III Co. (“ROCR”)) (“QualTek” or the “Company”), consummated its previously announced acquisition of QualTek HoldCo, LLC (formerly known as BCP QualTek HoldCo, LLC), a Delaware limited liability company (“QualTek HoldCo”), pursuant to that certain business combination agreement, dated as of June 16, 2021 (the “Merger Agreement”), by and among (i) ROCR, (ii) Roth CH III Blocker Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of ROCR (“Blocker Merger Sub”), (iii) BCP QualTek Investors, LLC, a Delaware limited liability company (the “Blocker”), (iv) Roth CH III Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of ROCR (“Company Merger Sub”), (v) QualTek HoldCo and (vi) BCP QualTek, LLC, a Delaware limited liability company, solely in its capacity as representative of the Blocker’s equityholders and QualTek HoldCo’s equityholders. In connection with the consummation of the transactions contemplated by the Merger Agreement, (i) the Blocker Merger Sub was merged with and into the Blocker, with the Blocker as the surviving company (the “Blocker Merger”), (ii) immediately after the Blocker Merger, the Blocker was merged with and into ROCR, with ROCR as the surviving company (the “Buyer Merger”) and (iii) immediately after the Buyer Merger, the Company Merger Sub was merged with and into the Company, with the Company as the surviving company (the “Business Combination”). In connection with the consummation of the Business Combination, the Company changed its name from Roth CH Acquisition III Co. to QualTek Services Inc.

On February 16, 2022, QualTek filed a Current Report on Form 8-K under Items 1.01, 2.01, 2.03, 3.02, 3.03, 4.01, 5.01, 5.02, 5.03, 5.05, 5.06, 5.07, 7.01, 8.01 and 9.01 of the Current Report on Form 8-K to report the consummation of the Business Combination and related matters (together, the “Original Report”). This Current Report on Form 8-K/A is being filed to further amend the Original Report to provide (i) the audited consolidated balance sheets of QualTek HoldCo as of December 31, 2021 and 2020 and the related consolidated statements of operations and comprehensive loss, consolidated statements of changes in equity (deficit) and consolidated statements of cash flows for the years ended December 31, 2021 and 2020, together with the accompanying notes thereto, (ii) the unaudited pro forma condensed combined financial information of QualTek HoldCo, giving effect to the transactions contemplated by the Merger Agreement, as of December 31, 2021 and for the year ended December 31, 2021 and (iii) management’s discussion and analysis of financial condition and results of operations of QualTek HoldCo as of and for the year ended December 31, 2021.

Item 9.01.	Financial Statement and Exhibits.

(a)	Financial statements of businesses acquired.

The audited consolidated balance sheets of QualTek HoldCo, LLC as of December 31, 2021 and 2020 and the related consolidated statements of operations and comprehensive loss, consolidated statements of changes in equity (deficit) and consolidated statements of cash flows for the years ended December 31, 2021 and 2020, together with the accompanying notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of QualTek HoldCo, LLC, giving effect to the transactions contemplated by the Merger Agreement, as of December 31, 2021 and for the year ended December 31, 2021 is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of RSM US LLP.
99.1	Audited financial statements of QualTek HoldCo, LLC as of and for the years ended December 31, 2021 and 2020.
99.2	Unaudited pro forma condensed combined financial information of QualTek HoldCo, LLC as of and for the year ended December 31, 2021.
99.3	Management’s discussion and analysis of financial condition and results of operations of QualTek HoldCo, LLC as of and for the year ended December 31, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALTEK SERVICES INC.

Date: April 1, 2022	By:	/s/ Christopher S. Hisey
	Name:	Christopher S. Hisey
	Title:	Chief Executive Officer

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